Mercer Gold Corp.
15710 W. Colfax Avenue, Ste 201
Golden, Colorado 80401
USA

NEWS RELEASE

Mercer Gold Reports Assay Results of Up to 4.8 ppm Au from Geochem Soil Sample Program at Guayabales Gold Project, Colombia

DENVER, September 13/PRNewswire-First Call/ -- Mercer Gold Corporation ("Mercer Gold" or the "Company") (OTCQB:MRGP AN4:Frankfurt) has received results from the geochemical soil sampling program completed at its Guayabales Gold Project in Caldas Department of Colombia near Marmato. A total of 292 samples including blanks, standards and duplicates were taken. Samples in the field were taken at depths of between 0.60 meters and 2.00 meters. The soils sampling program covered the entire property at sample spacing of 100 x 100 meters.

"Our prudent exploration approach is delivering encouraging results; it's broadened the Encanto Zone and even presented us with three new targets in areas previously unexplored. Our potential for success on this project is growing as a result. We look forward to additional results that will come as a result of our drill program starting in October," says Rahim Jivraj, President.

Confirmation and Delineation of Previous Anomalies: The sampling program served to delineate more clearly the previously known epithermal Encanto Zone which had been the subject of work by others in the past. New sampling significantly broadened the zone to a width of over 100 meters and indicated that the zone continues across the property in a NW-SE direction for a total distance of over 1Km. Maximum sample values for gold in this zone was 1.26 ppm. These findings are confirmed by values in Arsenic up to 730 ppm.

New Targets: The sampling identified a broad anomaly in Gold, Copper and Lead at the NE extremes of the property, which is interpreted to be related to porphyry mineralization. This anomalous area is 750 by 400 meters in extent and coincides with an alteration area identified in mapping as being related to a porphyry body. A maximum gold value of 1.81 ppm was reported in this area. Copper values returned a maximum of 619 ppm, with 8 samples above 200 ppm; Lead values reached a maximum of 1772 ppm, with 6 values over 200 ppm.

Additionally, two epithermal targets are interpreted. One located NE and parallel to the Encanto zone. This zone yielded a result of 4.8 ppm in gold and 8 values in excess of 215 ppb. In the southwest portion of the property, a secondary target was identified based on low level gold up to 247 ppb coupled with high arsenic values up to 656 ppm over an area 400 by 250 meters.

Other findings: Subdued geochemical response in the West Central portion of the property in all elements confirms the existence of a graben identified in geologic mapping, which is full of older sediments. This area is still available for prospecting by drilling.

Upcoming program: All of these anomalies will be the subject of an upcoming drill program to be commenced in the coming months. Mercer plans to drill 5000 meters to investigate epithermal and porphyry targets at Guayabales.

Comments on Sampling, Assaying, and QA/QC: Mercer's geochemical samples were collected in accordance with accepted industry standards and procedures. The program was carried out by GeoMinas, a Colombian mine services contractor. All work was supervised daily by Mercer personnel. Samples were submitted using in-house QA/QC protocols employing commercially purchased standards.

About Mercer Gold Corporation

Mercer Gold Corporation is focused on gold exploration and resource definition in Colombia. The Company acquired the prospective Guayabales Gold Project, located in the Marmato Gold District, Department of Caldas, earlier in 2010. Mercer is exploring the Guayabales property and is seeking to acquire additional prospective gold properties in Colombia.

James M. Stonehouse, CA P.Geo. #5518, is a Qualified Person for the purposes of National Instrument 43-101 Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators. He has prepared, reviewed and verified the technical information contained in this news release.

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an "OTC Reporting Issuer" under BC Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by the British Columbia Securities Commission. Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the "SEC") applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC. This news release or other disclosure provided by the Company may use the terms "measured mineral resources", "indicated mineral resources" and "inferred mineral resources". While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, "inferred resources" have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, or economic studies, except in rare cases. U.S. investors are cautioned not to assume that part or all of an inferred resource exists, or is economically or legally mineable.

For further information see: www.mercergoldcorp.com

Symbol: OTCQB - MRGP; Frankfurt AN4, WKN NO. A0MUN4.

Contact:    Investor Relations (USA)
                 Tel. 1-303-235-8099

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS". STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE INCLUDE STATEMENTS RELATING TO THE COMPANY'S PLANS WITH RESPECT TO ITS EXPLORATION PROGRAM ON THE GUAYABALES PROPERTY. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL QUARTERLY REPORT ON FORM 10-K AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

Porphyry Target
Parallel Zone
Encanto Zone
SW. Epithermal Target
Legend
Works location
Soil Samples Grid (253 samples)
Licence of Property
Targets Identified
Type of Target
Epithermal Target
Porphyry Target
Targets identified in the project
Update at 03 of September 2010
0 125 250 500
Meters
Datum: Colombia_West_Zone; UTM projection
MERCER GOLD
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